Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

The Company did not provide for any income taxes in the three or six months ended June 30, 2016 or 2015. The Company had gross deferred tax assets of $46,562 at December 31, 2015 which increased by approximately $6,800 at June 30, 2016. The Company has provided a valuation allowance for the full amount of its net deferred tax assets because, at June 30, 2016 and December 31, 2015, it was more likely than not that any future benefit from deductible temporary differences and net operating loss and tax credit carryforwards would not be realized.

The Company has not yet recorded any amounts for unrecognized tax benefits, interest or penalties historically through December 31, 2015. The Company files income tax returns in the U.S. federal and state jurisdictions in which it operates. The Company’s income tax returns are generally subject to tax examinations for the tax years ended December 31, 2012 to the present. There are currently no pending income tax examinations. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent utilized in a future period.

12.	Income Taxes

During the years ended December 31, 2015, 2014 and 2013, the Company recorded no income tax benefits for the net operating losses incurred in each year or interim period, due to its uncertainty of realizing a benefit from those items. All of the Company’s losses before income taxes were generated in the United States.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2015	2014	2013
Federal statutory income tax rate	(34.0)%	(34.0)%	(34.0)%
State income taxes, net of federal benefit	(5.0)	(5.0)	(5.2)
Research and development tax credit carryforwards	(4.4)	(5.5)	(7.8)
Expiration of state net operating loss carryforwards	—	2.4	0.8
Non-deductible expenses	1.2	1.1	0.5
Change in deferred tax asset valuation allowance	42.2	41.0	45.7

Effective income tax rate	(0.0)%	(0.0)%	(0.0)%

Net deferred tax assets as of December 31, 2015 and 2014 consisted of the following:

	December 31,
	2015	2014
Net operating loss carryforwards	$39,392	$30,534
Research and development tax credit carryforwards	5,015	3,912
Accrued expenses and other	2,155	1,545

Total deferred tax assets	46,562	35,991

Depreciation and amortization	(86)	(77)

Total deferred tax liabilities	(86)	(77)

Valuation allowance	(46,476)	(35,914)

Net deferred tax assets	$—	$—

As of December 31, 2015 and 2014, the Company had federal and state net operating loss carryforwards (“NOLs”) of $190,667 and $145,884, respectively, which may be available to offset future taxable income and federal and state NOLs begin to expire in 2026 and 2030, respectively. As of December 31, 2015 and 2014, the Company also had research and development tax credit carryforwards of $5,751 and $4,481, respectively, which may be available to offset future income tax liabilities. Federal and state research and development tax credit carryforwards begin to expire in 2027 and 2025, respectively.

Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. The Company has not currently completed an evaluation of ownership changes through December 31, 2015 to assess whether utilization of the Company’s net operating loss or research and development credit carryforwards would be subject to an annual limitation under Section 382. To the extent an ownership change occurs in the future, the net operating loss and credit carryforwards may be subject to limitation. Further, until a study is completed and any limitation is known, no amounts are being presented as an uncertain tax position.

The Company has not yet conducted a study of its research and development credit carryforwards. This study may result in an increase or decrease to the Company’s credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s credits, and if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. As a result, there would be no impact to the statements of operations and comprehensive loss or statements of cash flows if an adjustment were required.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets, which are comprised principally of net operating losses and research and development tax credit carryforwards. Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of commercialization of any products or generation of any revenue from product sales since inception and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the deferred tax assets as of December 31, 2015 and 2014. Management reevaluates the positive and negative evidence at each reporting period.

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2015 and 2014 related primarily to the increases in net operating loss carryforwards and research and development tax credit carryforwards and were as follows:

	Year Ended December 31,
	2015	2014
Valuation allowance at beginning of year	$(35,914)	$(29,442)
Decreases recorded at benefit to income tax provision	—	—
Increases recorded to income tax provision	(10,562)	(6,472)

Valuation allowance at end of year	$(46,476)	$(35,914)

The Company has not yet recorded any amounts for unrecognized tax benefits, interest or penalties historically through December 31, 2015. The Company files income tax returns in the U.S. federal and state jurisdictions in which it operates. The Company’s income tax returns are generally subject to tax examinations for the tax years ended December 31, 2012 to the present. There are currently no pending income tax examinations. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent utilized in a future period.